SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    May 14, 2018 (May 9, 2018)

AARON’S, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE, Suite 300 Atlanta, Georgia	30339-3194
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (678) 402-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On Wednesday, May 9, 2018, Aaron’s, Inc. (the “Company”) held its 2018 annual meeting of shareholders (the “Annual Meeting”) in Atlanta, Georgia. As of March 13, 2018, the record date for the Annual Meeting, there were 70,088,949 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. 65,542,389 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, which was 93% of the aggregate number of shares of common stock entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s shareholders took the actions listed below and elected each of the director nominees to serve as directors until the expiration of such director’s term at the Company’s 2019 annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation, removal from office or death, having cast the following votes:

Proposal 1 – Election of directors

	For	Against	Abstain	Non-Votes
Kathy T. Betty	63,069,762	158,725	119,853	2,194,049
Douglas C. Curling	63,011,676	220,080	116,584	2,194,049
Cynthia N. Day	60,454,651	2,774,101	119,588	2,194,049
Curtis L. Doman	62,440,831	791,160	116,349	2,194,049
Walter G. Ehmer	63,015,041	216,815	116,484	2,194,049
Hubert L. Harris, Jr.	63,011,066	216,495	120,779	2,194,049
John W. Robinson III	63,135,491	96,630	116,219	2,194,049
Ray M. Robinson	59,908,385	3,135,745	304,210	2,194,049
Robert H. Yanker	63,014,841	217,015	116,484	2,194,049

Proposal 2 – Approval of a non-binding resolution to approve the Company’s executive compensation

For	Against	Abstain	Non-Votes
62,090,448	1,069,344	188,548	2,194,049

Proposal 3 – Approval of the Aaron's, Inc. Employee Stock Purchase Plan

For	Against	Abstain	Non-Votes
62,930,787	359,094	58,459	2,194,049

Proposal 4 – Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018

For	Against	Abstain	Non-Votes
64,274,319	1,146,604	121,466	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.
	By:	/s/ Steven A. Michaels
Steven A. Michaels
Chief Financial Officer and
Date: May 14, 2018		President of Strategic Operations